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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 28, 2004


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000

                                     1-12215
                            (Commission file number)

                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)












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Item 8.01         Other Events

         On October 28, 2004, Quest Diagnostics Incorporated (the "Company") issued a press release announcing that it and its test kit manufacturing subsidiary, Nichols Institute Diagnostics ("NID"), each received a subpoena from the U.S. Attorney's office for the Eastern District of New York. The subpoenas seek the production of various business records, including documents related to NID's FDA-cleared tests for parathyroid hormone (PTH) levels. The press release is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits

c.       Exhibit

         99.1 Press release issued October 28, 2004 regarding the subpoena received from the Eastern District of New York.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            October 28, 2004

                                            QUEST DIAGNOSTICS INCORPORATED


                                            By:  /s/ Michael. E. Prevoznik
                                                 ------------------------------
                                                 Michael E. Prevoznik
                                                 Senior Vice President and
                                                 General Counsel